Exhibit 10.31

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DEVELOPMENT AND SUPPLY AGREEMENT

THIS DEVELOPMENT AND SUPPLY AGREEMENT (this “Agreement”) is made as of this 17 day of September, 2009 (the “Effective Date”) by and between Hologic, Inc, having a principal place of business at 250 Campus Drive, Marlborough, MA 01752 (“Hologic”) and Hospira Worldwide, Inc., having a principal place of business at 275 North Field Drive, Lake Forest, Illinois, 60045, (U.S.A.) (“Hospira”).

WITNESSETH:

WHEREAS, Hologic is pursuing FDA approval for Hydroxyprogesterone Caproate Injection, 250 mg/mL (“17P”, also referred to as “Gestiva”), and wishes to develop and market Gestiva in a standard flip top vial and/or [***] delivery system as defined by Hologic;

WHEREAS, Hologic and Hospira desire that Hospira assist Hologic in the development and commercialization of Gestiva; and

WHEREAS, after Hologic has received an approved NDA as Hospira as a manufacturer from the United States Food and Drug Administration (the “FDA”), the parties desire that Hospira manufacture and sell to Hologic [***] of Gestiva for the United States market, subject to Hologic’s obligations to [***].

NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, Hologic and Hospira agree as follows:

Article 1.                                                DEFINITIONS

The following words and phrases when used herein with capital letters shall have the meanings set forth or referenced below:

1.1                               “Active Pharmaceutical Ingredient” or “API” shall mean the active pharmaceutical ingredient of the Drug (as hereinafter defined) in bulk form that Hologic shall deliver to Hospira for incorporation into Product (as hereinafter defined) and meeting the applicable Active Pharmaceutical Ingredient Specifications (as hereinafter defined).

1.2                               “Active Pharmaceutical Ingredient Specifications” shall mean the detailed description and parameters of the API set forth on Exhibit 1.2.

1.3                               “Affiliate” shall mean any corporation or non-corporate business entity which controls, is controlled by, or is under common control with a party to this Agreement. A corporation or non-corporate business entity shall be regarded as in control of another corporation or non-corporate business entity if it owns, or directly or indirectly controls, in excess of fifty percent (50%) of the voting stock of the other corporation, or (a) in the absence of

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the ownership of in excess of fifty percent (50%) of the voting stock of a corporation or (b) in the case of a non-corporate business entity, if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-corporate business entity, as applicable.

1.4                               “cGMP” shall mean the current good manufacturing practices as set forth in 21 C.F.R. Part 210 and Part 211, policies or guidelines then in effect during the term of this Agreement for the manufacture and testing of pharmaceutical products as applied to the Products,.

1.5                               “Confidential Information” shall mean all information disclosed hereunder in writing and identified as being confidential or, if disclosed orally, visually or through some other media, is identified as confidential at the time of disclosure and is summarized in writing within [***] days of such disclosure and identified as being confidential, except any portion thereof which:

(a)         is known to the recipient at the time of the disclosure, as evidenced by its written records or other competent evidence;

(b)         is disclosed to the recipient by a third person lawfully in possession of such information and not under an obligation of nondisclosure;

(c)          is or becomes patented, published or otherwise part of the public domain through no fault of the recipient;

(d)         is developed by or for the recipient independently of Confidential Information disclosed hereunder as evidenced by the recipient’s written records or other competent evidence; or

(e)          is required by law to be disclosed by the recipient, provided that the recipient gives the other party hereto prompt notice of such legal requirement such that such other party shall have the opportunity to apply for confidential treatment of such Confidential Information.

1.6                               “Contract Year” shall mean a period of twelve (12) consecutive months which, for the first Contract Year of this Agreement, shall commence on the first day of the month after the month of Hologic’s first bona fide sale of Product to a non-Affiliate customer after Product has received an approved NDA from the FDA and each Contract Year thereafter shall consist of twelve (12) consecutive months following the end of the preceding Contract Year.

1.7                               “Drug” shall mean the human pharmaceutical Hydroxyprogesterone Caproate.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.8                               “Product” shall mean the Drug in final dosage form, filled in a vial and/or [***] to be determined by Hologic as set forth herein, including labeling, and secondary packaging meeting the Product Specifications.

1.9                               “Product Specifications” shall mean those product, labeling and performance specifications for Product filed with the FDA including Product formula, labeling, and materials required for the manufacture of the Product that is to be purchased and supplied under this Agreement, as such are set forth on Exhibit 1.9, which specifications may be amended from time to time by the written agreement of the parties.

1.10                        “Regulatory Authority” shall mean any federal, state or local regulatory agency, department, bureau or other governmental entity including without limitation the FDA which is responsible for issuing approvals, licenses, registrations or authorizations necessary for the manufacture, use, storage, import, transport or sale of the Products in the United States.

1.11                        “Third Party” shall mean a party other than Hospira or the Hologic and their respective Affiliates or assignees.

1.12                        “Waste” shall mean all rejects, improper goods, garbage, refuse, remainder, residue, waste water or other discarded material, including solid, liquid, semisolid, or contained gaseous material that arises from the manufacture of Product, including but not limited to, rejected, excess or unsuitable materials, API and Products.

Article 2.                                                PRODUCT DEVELOPMENT PROJECT

2.1                               General. Promptly following the Effective Date, the parties shall undertake a product development project (the “Project”) consisting of the development activities set forth in Exhibit 2.1. The objective of the Project shall be for Hospira to assist in the development of the Product and to assist Hologic in obtaining an approved FDA filing covering the Product. Hospira then shall manufacture and deliver Product to Hologic for sale by Hologic as a human pharmaceutical product, as herein provided. The current scope of the development project is limited to the flip top vial presentation. If requested by Hologic, the Parties will mutually agree to amend Exhibit 2.1 to include the [***] presentation, clinical product, placebo product and clinical stability testing and to amend Exhibit 3.1 to include the additional fees related thereto, and Exhibit 5.8 with respect to the price therefore.

2.2                               Commercially Reasonable Efforts. Each party shall use its commercially reasonable efforts to successfully complete the Project. However, the parties agree and understand that neither party hereto guarantees that the Project will be successful, nor warrants or guarantees that a marketable product will result from the Project.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Article 3.                                                PAYMENT FOR HOSPIRA’S DEVELOPMENT EFFORTS

3.1                               Development Fee. To reimburse Hospira for its participation in the Project, Hologic shall pay to Hospira a nonrefundable development fee of [***] (the “Development Fee”) representing the sum of [***]. The Development Fee shall be paid to Hospira in accordance with the payment schedule set forth in Exhibit 3.1.

3.2                               Changes in Project Scope. If Hologic elects to proceed with the [***] presentation, or if changes occur in the Project, API Specifications or Product Specifications, or if technical difficulties require that Hospira perform either additional work or repeat work, and such additional work or repeat work is not required due to Hospira’s fault or negligence, Hospira shall provide Hologic with cost estimates for such work. If Hologic approves such costs, Hospira shall perform such work and Hologic shall pay Hospira’s costs for such work within [***] days of completion of such work. Reimbursement for such additional work or repeat work shall be at the rate of [***], plus out-of-pocket costs for reasonable travel and sustenance, materials and supplies.

3.3                               Development Supplies. After the parties mutually agree to the final Product Specifications, Hospira shall provide to Hologic development supplies at the prices set forth on Exhibit 5.8. Hologic shall issue a purchase order for any such development supplies at least [***] days before the requested delivery date. Hologic and Hospira shall jointly develop and agree mutually to the formulation, concentration, fill volume and the components for each lot of development supplies.

3.4                               Development Stability Studies. If Hologic chooses to have Hospira perform the registration stability studies, Hospira will complete the registration stability studies for Product as outlined in Exhibit 2.1 and according to the Payment Schedule outlined in Exhibit 3.1. Hologic shall be responsible for supplying to Hospira (from lots that Hologic purchases from Hospira under the terms of this Agreement at the applicable prices set forth herein) the number of units of Product(s) reasonably requested by Hospira to perform the stability studies. Hologic shall provide such units from stability supplies that Hospira shall provide to Hologic.

Article 4.                                                HOLOGIC’S REGULATORY SUBMISSIONS

4.1                               Hospira’s Right to Review. Hospira shall have the right to review and consult on those portions of Hologic’s proposed regulatory submissions relating to Hospira’s packaging or manufacturing procedures before the submissions are filed with the FDA. Hospira shall complete its review of the submissions as quickly as commercially reasonable but no later than [***] days after receipt of a proposed regulatory submission. Hospira shall consult with and advise Hologic in responding to questions from Regulatory Authorities regarding Hologic’s submission(s) for Product. Hologic shall be the sole owner of any regulatory submission filed pursuant to this Agreement. Exhibit 3.1 includes Hospira’s costs of review for one FDA filing and associated amendments. Hologic shall provide to Hospira for its files a final copy of the CMC section of any such regulatory submission(s).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.2                               Access to Drug Master Files. Hospira shall grant Hologic reference rights to all Drug Master Files (“DMFs”) necessary to support Hologic’s filings of Product. To effect this, Hospira shall execute certain documentation (“Letters of Authorization”) which shall be delivered to the appropriate Regulatory Authorities permitting such Regulatory Authorities to consult Hospira’s DMFs in their review of Hologic’s Product marketing applications. Hospira shall send copies of such Authorization Letters to Hologic. Hospira shall update its DMFs annually and shall inform Hologic prior to any modifications thereto in order to permit Hologic to amend or supplement any affected regulatory applications and filings for Product.

4.3                               User Fees. Hologic shall pay any FDA (or foreign equivalent) user fees which may become payable for Product.

Article 5.                                                MANUFACTURE AND SUPPLY OF PRODUCT

5.1                               Purchase and Sale of Product. [***].

5.2                               Government Approvals. Notwithstanding any other provision of this Agreement, Hospira shall have no obligation to manufacture, sell or deliver Product to Hologic and Hologic shall have no obligation to purchase and take delivery of Product for commercial sale until Hologic has obtained all necessary Regulatory Authorities’ approvals required to sell Product. However, Hospira agrees to manufacture and supply those quantities of Product requested in firm purchase orders by Hologic that are necessary to build Hologic’s inventory in anticipation of commercial launch of the Product in the United States and Hologic shall be required to pay for such Products irrespective of whether the Product ultimately receives all necessary Regulatory Authorities’ approvals.

5.3                               Active Pharmaceutical Ingredient

(a)         Supply. Hospira shall manufacture Product for Hologic from API that Hologic shall supply to Hospira [***]. Hologic shall supply API to Hospira in quantities sufficient to satisfy Hospira’s gross manufacturing requirements of Product. Hospira’s use of API received from Hologic shall be limited to development contemplated by this Agreement and the manufacture of Product for Hologic. Hologic shall deliver API FOB Destination for deliveries originating in the United States, and D.D.P. (Incoterms 2000) for deliveries originating outside the United States, to Hospira’s manufacturing plant [***] pursuant to [***] purchase orders that Hospira issues to Hologic. Within [***] days of Hospira’s receipt of any API supplied by Hologic hereunder, Hospira shall (i) perform all testing required to be performed by Hospira as specified in Exhibit 1.2 on the API and confirm the shipment quantity, and (ii) notify Hologic of any inaccuracies with respect to quantity or of any claim that any portion of the shipment fails any test required to be performed by Hospira specified in Exhibit 1.2. In the event Hospira notifies Hologic that an API shipment does

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

not conform to the Active Pharmaceutical Ingredient Specifications, Hologic shall have the right to confirm such findings at Hospira’s manufacturing location. If the findings are confirmed by Hologic, Hologic shall notify the API supplier and Hologic will work to resolve the matter with the API supplier. Hospira will reasonably assist Hologic to resolve the discrepancies between the results of the API supplier and Hospira.

(b)         Title. Hologic shall retain title to the API while it is in the Hospira facility. Subject to the limitation in Section 5.3(c), Hospira shall assume responsibility and risk for the safekeeping, storage and handling for all shipments of API delivered hereunder and accepted by Hospira.

(c)          Replacement. In the event of any loss or damage of any API delivered hereunder or the failure of Product to meet Product Specifications, Hologic shall supply to Hospira at [***] API according to the terms set forth in Section 5.3(a). If any loss, damage or replacement of such API results from a grossly negligent act or omission by Hospira in the manufacture, handling or storage of the API or the Product, Hospira shall reimburse Hologic for its cost of such API in [***]. In no event shall Hospira’s aggregate liability for replacement of API exceed [***] per occurrence or [***] per calendar year. This section states Hologic’s sole remedy, and Hospira’s sole liability, for any loss, damage, or misuse of API.

(d)         Storage. Hospira shall store at no charge the lesser of (i) [***] kgs or (ii) [***] pallets of API under controlled room temperature at the [***] manufacturing facility.

5.4                               Dedicated Equipment Costs. If non-standard, specialized equipment is required to manufacture Product for Hologic, Hospira shall pay the cost of such equipment, subject to Hologic’s prior approval of such costs, which approval shall not be unreasonably withheld. Hospira shall advise Hologic of specialized equipment required and the estimated costs associated with the purchase, installation and validation of such equipment. After Hologic approves such costs, Hospira shall install and validate the equipment and bill Hologic for the costs of purchasing, installing and validating the equipment. Hologic shall make payment to Hospira no later than [***] days after Hologic receives an invoice from Hospira. Title to the equipment shall be in Hologic’s name. If Hospira wishes to use the specialized equipment for manufacture of a product other than Product for Hologic, Hospira and Hologic shall meet and discuss the technical and practical ramifications of such use and appropriate compensation to Hologic.

5.5                               Product Labeling. Hospira shall label Product in accordance with label copy that Hologic provides. Such copy may be modified from time to time by agreement of the parties. Hologic shall reimburse Hospira for Hospira’s actual costs of making any label copy changes and for the cost of any labeling that Hospira is unable to use due to such label copy changes not

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to exceed the amount of labels reasonably required by Hospira based on the first [***] months of the most recent [***] rolling forecast provided under Section 6.1 or such other amount as mutually agreed upon in writing.

5.6                               Delivery. Hospira shall deliver Product to Hologic, FOB origin Hospira’s manufacturing plant at [***] or such other facility as may be agreed upon in writing by the parties. Title and risk of loss shall pass to Hologic at such point. Shipment shall be via a carrier designated by Hologic. Hospira shall make up to [***] shipments to Hologic of Product per batch at [***]. Any other shipments requested shall be at [***].

5.7                               Storage. Products generated from any engineering, registration or process validation or verification batches will be stored at no charge at Hospira’s [***] facility at controlled room temperature until FDA Approval of the Product.

5.8                               Price and Payment.

(a)         Price. [***].

(b)         Payment. [***].

(c)          Taxes. Any federal, state, county or municipal sales or use tax, excise, customs charges, duties or similar charge, or any other tax assessment (other than that assessed against income), license, fee or other charge lawfully assessed or charged on the manufacture, sale or transportation of Product sold pursuant to this Agreement, and all government license filing fees and Prescription Drug User (PDUFA) annual establishment fees with respect to all Product shall be paid by Hologic.

(d)         Process Rework. Process rework created as a result of Hologic’s changes shall be billed separately at a reasonable fee mutually agreed upon in writing.

(e)          Sub-lots. Should Hologic desire Hospira to split a manufacturing lot of Product into several sub-lots during packaging, there will be a split fee of [***] for each sub-lot packaged.

5.9                               Annual Marketed Product(s) Stability Supplies and Studies: If Hologic requests, Hospira will perform Annual Marketed Product Stability (AMPS) studies (one lot per calendar year per Product configuration) at service prices set forth in Exhibit 5.8. AMPS studies will be based on the storage conditions specified in Exhibit 5.8. Billing for the service cost of each AMPS will be at the time each study commences. Hologic shall be responsible for supplying to Hospira (from lots that Hologic purchases from Hospira under the terms of this Agreement at the prices set forth in Section 5.8) the number of units of Product reasonably requested by Hospira to perform the AMPS.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.10                        Replacement of Nonconforming Shipment. Hologic shall have a period of [***] days from the date of its receipt of a shipment of Product to inspect and reject such shipment for nonconformance with the Product Specifications. If Hologic rejects such shipment, it shall promptly so notify Hospira and provide to Hospira samples of such shipment for testing. If Hospira tests such shipment and determines that it did conform to the Product Specifications, the parties shall submit samples of such shipment to a mutually acceptable independent laboratory for testing. If such independent laboratory determines that the shipment conformed to the Product Specifications, Hologic shall bear [***] expenses of shipping and testing such shipment samples. If Hospira or such independent laboratory confirms that such shipment did not meet the Product Specifications, Hospira shall replace, [***], that portion of the Product shipment which does not conform to the Product Specifications, and shall bear [***] expenses of shipping and testing the shipment samples. Any nonconforming portion of any shipment shall be disposed of as directed by Hospira, at Hospira’s expense. Any Product that Hologic does not reject pursuant to this Section 5.10 shall be deemed accepted, and all claims with respect to Product not conforming with Product Specifications shall be deemed waived by Hologic, except as to latent defects which are not reasonably discoverable, render the Product not conforming to Product Specifications, and are solely caused by Hospira.

Article 6.                                                COMMERCIAL ORDERS AND FORECASTS

6.1                               Commercial Orders. For the sake of clarity, the provisions of the Article 6 apply only to commercial Products and not to Products to be used in clinical trials (Development Supplies).

(a)         First Firm Order. Hologic shall place its first firm order approximately six (6) months in advance of the desired Product availability date. At the same time, Hologic shall provide to Hospira Hologic’s estimate of its [***] requirements of Product to be supplied by Hospira for the next succeeding [***] period.

(b)         Rolling Forecast. After issuing the first firm order in accordance with Section 6.1(a), Hologic shall be required to issue rolling forecast to Hospira in accordance with this Section. For the first [***] Contract Years, Hologic shall provide monthly to Hospira a rolling [***] month forecast of requirements of Product to be supplied by Hospira. The first [***] months of such forecast shall constitute a binding commitment upon Hologic to purchase such quantities and Hologic shall issue, concurrently with such forecast, a purchase order for the month of that forecast which was not included in the firm order period of the previous forecast. The remaining [***] months of such forecast shall consist of Hologic’s best estimate projection of its Product requirements. After the first [***] Contract Years, Hologic shall provide quarterly to Hospira a rolling [***] month forecast of requirements of Product to be supplied by Hospira. The first [***]of such forecast shall constitute a binding commitment upon Hologic to purchase

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

such quantities and Hologic shall issue, concurrently with such forecast, a purchase order for the quarter of that forecast which was not included in the firm order period of the previous forecast. The remaining [***] of such forecast shall consist of Hologic’s best estimate projection of its Product requirements.

(c)          Purchase Order Acceptance. Within [***] days after receipt of Hologic’s firm purchase orders for Product issued in accordance with Section 6.1, Hospira shall accept or reject of the purchase order, delivery date and quantity of Product ordered by Hologic.

(d)         Firm Commercial Order Changes or Cancellations. If, due to significant unforeseen circumstances, Hologic requests changes to firm purchase orders of Product within the firm purchase order timeframe, Hospira shall attempt to accommodate the changes within reasonable manufacturing capabilities and efficiencies. If Hospira can accommodate such change, Hospira shall advise Hologic of the costs associated with making any such change and Hologic shall be deemed to have accepted the obligation to pay Hospira for such costs if Hologic indicates in writing to Hospira that Hospira should proceed to make the change. Hospira shall charge Hologic the amount previously agreed upon in writing by Hologic for making any such change. If Hospira cannot accommodate such change, Hologic shall be bound to the original firm purchase order. If Hologic cancels a firm purchase order, Hospira shall be relieved of its obligation relating to such order but Hologic will not be relieved of its obligation of payment unless Hospira agrees to waive Hologic’s obligation of payment in writing. If Hologic does not supply sufficient API to manufacture such order or acts in any other manner to effectively interfere with Hospira’s ability to perform, which shall be deemed to be a breach of this Agreement, Hologic shall remain liable for the full amount of the firm purchase order regardless of whether such Product is manufactured by Hospira or whether Hologic takes delivery of any such manufactured Product. Notwithstanding anything to the contrary contained herein, all Product paid for by Hologic shall count toward the Minimum Commercial Purchase Requirement (as described in Section 6.3) of Product including, without limitation, any payments made in the event of a cancellation.

(e)          Purchase Order Terms. Each purchase order or any acknowledgment thereof, whether printed, stamped, typed, or written shall be governed by the terms of this Agreement and none of the provisions of such purchase order or acknowledgment shall be applicable except those specifying Product and quantity ordered, delivery dates, special shipping instructions and invoice information.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.2                               [***] Year Product Supply Forecast. For capacity planning purposes, at the time of filing approval, Hologic shall provide Hospira with a written forecast of Hologic’s annual requirements of Product for the first [***] calendar years. Thereafter, by September 1st of each calendar year Hologic shall update such rolling [***] forecast of its requirements of Product for the period commencing on January 1st of the next calendar year.

6.3                               Minimum Purchase Requirement. [***].

6.4                               Best Efforts to Supply. Should Hologic order additional quantities of Product in excess of [***] over the previously forecasted amount for any month or quarter, as applicable, Hospira shall not be under any obligation to supply said additional quantities; provided, however, that Hospira shall, use reasonable commercial efforts to produce and deliver to Hologic said additional quantities within [***] of issuance of the purchase order for such additional quantities.

Article 7.                                                QUALITY

7.1                               Quality Control. Hospira shall apply its quality control procedures and in-plant quality control checks on the manufacture of Product for Hologic in the same manner as Hospira applies such procedures and checks to products of similar nature manufactured for sale by Hospira. In addition, Hospira will test and release Product in accordance with the test methods described in Exhibit 7.1 to ensure that Product conforms to the Product Specifications. The parties may change the test methods from time to time by mutual agreement.

7.2                               Quality Agreement. The parties shall enter into a quality agreement substantially in the form of the agreement attached hereto as Exhibit 7.2 within [***] days following the Effective Date.

7.3                               Audit Rights.

(a)               General. Hologic shall have the right, upon [***] days prior written notice to Hospira, to conduct, at its sole expense and during normal business hours, a quality assurance audit and inspection of Hospira’s records and production facilities relating to the manufacturing, assembly and/or packaging of Product. Such audits shall (a) be limited to not more than [***] auditors appointed or representing Hologic, (b) last for not more than [***] days and (c) may be conducted not more than [***] per calendar year. Any auditors that are not employees of Hologic shall be required to enter into confidentiality agreements with Hospira and Hologic containing terms of confidentiality at least as stringent as those set forth in Article 11 hereof.  Visits by Hologic to Hospira production facilities may involve the transfer of Confidential Information, and any such Confidential Information shall be subject to the terms of Article 11 hereof.  The results of such audits and inspections shall be considered Confidential Information

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under Article 11 and shall not be disclosed to Third Parties, [***] unless required by law and only then upon prior written notice to Hospira.

(b)         Third Party. Hospira also agrees to allow the FDA to conduct any audit which they require and Hospira agrees to reasonably cooperate with the FDA authority in connection with such audit.

(c)          For-Cause Audits. Will be permitted as described in the Quality Agreement.

7.4                               Customer Representative in Plant.

(a)         In addition to the audit rights stated in Section 7.3, Hospira shall also permit a representative of Hologic (“Customer Representative”) to be present in the [***] production facilities to view certain Product manufacturing steps via closed circuit television during periods of time when the Product is being manufactured, provided that such Customer Representative complies with: (i) all applicable state and federal laws prior to and during such visits; and (ii) generally, all applicable Hospira corporate and security policies and procedures. While at the [***] facility, the Customer Representative shall have access solely to such areas of the facility that are: (i) reasonably related to view the manufacturing steps via closed circuit television; (ii) food-service areas; (iii) designated office space as may be allocated to the Customer Representative; (iv) public areas within the facility; or (v) as otherwise authorized by Hospira. Hologic acknowledges and agrees that such Customer Representative visiting the [***] facility shall be bound by terms of confidentiality no less restrictive than those set forth in Article 11.

(b)         With respect to any Customer Representative, Hospira shall provide at no cost to Hologic: (i) access to an on-site office; (ii) a conference room (if necessary for meetings), access to which shall be available per the scheduling process used by Hospira employees; (iii) parking facilities and toilet facilities; as well as (iv) reasonable access to and use of telephone, facsimile and photocopying services as necessary.

7.5                               Notification of Complaints. Hologic shall notify Hospira promptly of any Product complaints involving Hospira’s manufacture or packaging in sufficient time to allow Hospira to evaluate the complaints and assist Hologic in responding to such complaints.

7.6                               Product Recalls. In the event (a) any Regulatory Authority or other national government authority issues a request, directive or order that Product be recalled, (b) a court of competent jurisdiction orders such a recall, or (c) Hologic or Hospira reasonably determines that Product should be recalled, the parties shall take all appropriate corrective actions, and shall cooperate in any governmental investigations surrounding the recall. In the event that such recall results from the breach of Hospira’s express warranties under Section 8.2(a) or (b) of this

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Agreement, Hospira shall be responsible for the expenses of the recall up to a maximum of [***]. In the event that the recall does not result from the breach of Hospira’s express warranties under this Agreement, Hologic shall be responsible for the expenses of the recall. For purposes of this Agreement, the expenses of the recall shall include, but not be limited to, the expenses of notification and destruction or return of the recalled Product, cost of the recalled Product, and any costs associated with the distribution of the replacement Product, but shall not include lost profits of either party.

Article 8.                                                WARRANTIES; COVENANTS AND INDEMNIFICATION

8.1                               Hologic’s Warranties.

(a)         Hologic represents and warrants to Hospira that all API delivered to Hospira pursuant to this Agreement shall, at the time of delivery, not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended, (the “Act”) or within the meaning of any applicable state or municipal law in which the definitions of adulteration and misbranding are substantially the same as those contained in the Act, as the Act and such laws are constituted and effective at the time of delivery and will not be an article which may not under the provisions of Sections 404 and 505 of the Act be introduced into interstate commerce.

(b)         Hologic further warrants to Hospira that API supplied to Hospira hereunder shall meet the API Specifications set forth on Exhibit 1.2.

(c)          Hologic further warrants that all specifications including Active Pharmaceutical Ingredient Specifications and Product Specifications Hologic provides to Hospira shall conform with the appropriate NDA Hologic files with the FDA.

(d)         Hologic further represents and warrants to Hospira that Hologic’s performance of its obligations under this Agreement will not result in a material violation or breach of any agreement, contract, commitment or obligation to which Hologic is a party or by which it is bound and will not conflict with or constitute a default under its corporate charter or bylaws.

(e)          Hologic further represents and warrants that it will not sell Product into any jurisdiction unless and until it receives the necessary Regulatory Authority approvals. For the sake of clarity, Hologic may not market, sell, or distribute any Product supplied by Hospira under this Agreement outside of the United States without Hospira’s prior written consent.

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8.2                               Hospira’s Warranties and Covenants.

(a)         Hospira represents and warrants to Hologic that Product Hospira delivers to Hologic pursuant to this Agreement shall, at the time of delivery, not be adulterated or misbranded within the meaning of the Act or within the meaning of any applicable state or municipal law in which the definitions of adulteration and misbranding are substantially the same as those contained in the Act, as the Act and such laws are constituted and effective at the time of delivery and will not be an article which may not under the provisions of Sections 404 and 505 of the Act be introduced into interstate commerce.

(b)         Hospira further represents and warrants to Hologic that Product Hospira delivers to Hologic pursuant to this Agreement shall, at the time of delivery, be free from defects in material and workmanship and shall be manufactured: (a) in accordance and conformity with the Product Specifications; and (b) in compliance with all applicable statutes, laws, rules or regulations, including those relating to the environment, food or drugs and occupational health and safety, including, without limitation, those enforced or promulgated by the FDA (including, without limitation, compliance with cGMPs).

(c)          Hospira further represents and warrants to Hologic that Hospira’s performance of its obligations under this Agreement will not result in a material violation or breach of any agreement, contract, commitment or obligation to which Hospira is a party or by which it is bound and will not conflict with or constitute a default under its Certificate of Incorporation or corporate bylaws.

(d)         The foregoing warranties shall not extend to any nonconformity or defect which relates to or is caused by API supplied by Hologic to Hospira. Subject to Section 8.3, the replacement provisions of Sections 5.3(c) shall be Hologic’s sole and exclusive remedy for nonconforming or defective Product.

(e)          HOSPIRA MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO PRODUCT. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED BY HOSPIRA.

8.3                               Indemnification by Hospira. Hospira shall indemnify and hold harmless Hologic, its Affiliates, officers, directors and employees from and against all claims, causes of action, suits, costs and expenses (including reasonable attorney’s fees), losses or liabilities of any kind related to this Agreement and asserted by third parties to the extent such arise out of or are attributable to: (a) Hospira’s breach of any representation or warranty set forth in Section 8.2(a)

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(b) or (c); (b) any violation of any proprietary right of any Third Party relating to Hospira’s manufacturing processes used in the manufacture of Product pursuant to this Agreement (excluding the Active Pharmaceutical Ingredient Specifications, Product Specifications, API, Drug or Product); or (c) any negligent or wrongful act or omission on the part of Hospira, its employees, agents or representatives and which relate to Hospira’s performance hereunder.

8.4                               Indemnification by Hologic. Hologic shall indemnify and hold harmless Hospira, its Affiliates, officers, directors and employees harmless from and against all claims, causes of action, suits, costs and expenses (including reasonable attorney’s fees), losses or liabilities of any kind related to this Agreement and asserted by third parties to the extent such arise out of or are attributable to (a) Hologic’s breach of any representation or warranty set forth in Section 8.1; (b) any violation of any proprietary right of any Third Party relating to the Active Pharmaceutical Ingredient Specifications, Product Specifications, API, Drug or Product, other than Hospira’s manufacturing processes used in the manufacture of Product pursuant to this Agreement; (c) the use of or lack of safety or efficacy of Drug or Product; and (d) any negligent or wrongful act or omission on the part of Hologic, its employees, agents or representatives and which relate to Hologic’s performance hereunder.

8.5                               Conditions of Indemnification. If either party seeks indemnification from the other hereunder, it shall promptly give notice to the other party of any such claim or suit threatened, made or filed against it which forms the basis for such claim of indemnification and shall cooperate fully with the other party in the investigation and defense of all such claims or suits. The indemnifying party shall have the option to assume the other party’s defense in any such claim or suit with counsel reasonably satisfactory to the other party. No settlement or compromise shall be binding on a party hereto without its prior written consent, such consent not to be unreasonably withheld.

8.6                               No Consequential Damages. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES RESULTING FROM ANY BREACH OF THIS AGREEMENT EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Article 9.                                                INTELLECTUAL PROPERTY RIGHTS

9.1                               Hospira’s Proprietary Rights. Hospira has granted no license, express or implied, to Hologic to use Hospira proprietary technology, know-how or other proprietary rights (i) existing as of the Effective Date, or (ii) developed by or for Hospira on or after the Effective Date outside the scope of any Project undertaken by Hospira pursuant to this Agreement. Hospira shall be the sole owner of any proprietary technology, know-how or other proprietary rights developed by or for Hospira pursuant to any Project undertaken by Hospira (the “Project Inventions”). However, Hospira shall grant to Hologic, and does hereby grant to Hologic, an exclusive (even as to Hospira), royalty-free, paid up, worldwide, perpetual license under such Project Inventions to make, have made, use, offer for sale, sell, and/or import Drug and Product.

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9.2                               Hologic’s Proprietary Rights. Hologic has granted no license, express or implied, to Hospira to use Hologic’s proprietary technology, know-how or other proprietary rights other than for the purposes of this Agreement.

Article 10.                                         TERM AND TERMINATION

10.1                        Term. [***].

10.2                        Termination of Product Development Project. [***].

10.3                        Failure to Obtain Regulatory Approval. Either party may terminate this Agreement by giving to the other party [***] months prior written notice if the Product has not received FDA regulatory approval by July 1, 2012.

10.4                        General Termination Rights. Either party may terminate this Agreement as follows:

(a)         Immediately by providing written notice upon the bankruptcy or the insolvency of the other party; or

(b)         By giving to the other party [***] days’ prior written notice upon the breach of any warranty or any other material provision of this Agreement by the other party if the breach is not cured within [***] days after written notice thereof to the party in default. Notwithstanding the previous sentence, Hospira shall not have the right to terminate this Agreement based on a breach of Hologic’s representations and warranties under Section 8.1(a) or (b) of this Agreement if (i) at the time of such breach Hospira still has a sufficient amount of remaining inventory of API, which meets the warranties under Section 8.1(a) and (b), to satisfy Hospira’s gross manufacturing requirements of Product under this Agreement or (ii) Hologic is using reasonable commercial efforts to cure the breach as soon as reasonably possible.

10.5                        Accrued Payment Obligations. Upon termination pursuant to this Article 10, Hologic shall reimburse Hospira for Hospira’s cost of all supplies purchased and on hand or on order, if such supplies were ordered by Hospira based on firm purchase orders or Hologic’s estimates of its requirements of Product, and such supplies cannot be reasonably used by Hospira for other purposes. Hospira shall invoice Hologic for all amounts due hereunder. Payment shall be made pursuant to Section 5.8.

10.6                        Return of Inventory. In the event of any termination, Hospira shall return any remaining inventory of API and Product to Hologic at Hologic’s expense, unless such termination shall have been as a result of a breach of this Agreement by Hospira, in which case such inventory shall be returned at Hospira’s expense.

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10.7                        Survival. Expiration or early termination of this Agreement shall not relieve either party of any obligations that it may have incurred prior to expiration or early termination and all covenants and agreements contained in this Agreement, which by their terms or context are intended to survive, will continue in full force and effect for a period of [***] years unless a different time period is indicated in this Agreement.

Article 11.                                         CONFIDENTIAL INFORMATION

11.1                        Nondisclosure. It is contemplated that in the course of the performance of this Agreement each party may, from time to time, disclose Confidential Information to the other. Hospira agrees that, except as expressly provided herein, it shall not disclose Confidential Information received from Hologic, and shall not use Confidential Information disclosed to it by Hologic, for any purpose other than to fulfill Hospira’s obligations hereunder. Hologic agrees that, except as expressly provided herein, it shall not disclose Confidential Information received from Hospira, and shall not use Confidential Information disclosed to it by Hospira, for any purpose other than to fulfill Hologic’s obligations hereunder.

11.2                        Exceptions to Duty of Nondisclosure. Notwithstanding the above, nothing contained in this Agreement shall preclude Hologic or Hospira from utilizing Confidential Information as may be necessary in prosecuting patent rights of either party pursuant to Article 9, obtaining governmental marketing approvals, manufacturing Product pursuant to the terms and conditions of this Agreement, or complying with other governmental laws and regulations or court orders (provided that the party disclosing such information uses reasonable efforts to seek confidential treatment of such information, except as required to file and prosecute such patent applications). The obligations of the parties relating to Confidential Information shall expire [***] years after the termination of this Agreement.

11.3                        Public Announcements. Neither party shall make any public announcement concerning the transactions contemplated herein, or make any public statement which includes the name of the other party or any of its Affiliates, or otherwise use the name of the other party or any of its Affiliates in any public statement or document, except as may be required by law or judicial order, without the written consent of the other party, which consent shall not be unreasonably withheld. Subject to any legal or judicial disclosure obligation, any such public announcement proposed by a party that names the other party shall first be provided in draft to the other party.

11.4                        Injunctive Relief. The parties acknowledge that either party’s breach of this Article 11 may cause the other party irreparable injury for which it would not have an adequate remedy at law. In the event of a breach, the non-breaching party may be entitled to injunctive relief in addition to any other remedies it may have at law or in equity

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Article 12.                                         MISCELLANEOUS

12.1                        Force Majeure and Failure of Suppliers.

(a)         Excusable Delay. Any delay in the performance of any of the duties or obligations of either party hereto (except the payment of money) shall not be considered a breach of this Agreement and the time required for performance shall be extended for a period equal to the period of such delay, provided that such delay has been caused by or is the result of any acts of God, acts of the public enemy, insurrections, riots, embargoes, labor disputes, including strikes, lockouts, job actions, boycotts, fires, explosions, floods, shortages of material or energy, or other unforeseeable causes beyond the control and without the fault or negligence of the party so affected. The affected party shall give prompt notice to the other party of such cause, and shall take promptly whatever reasonable steps are necessary to relieve the effect of such cause.

(b)         Transfer of Production. If Hospira becomes subject to an event of force majeure which interferes with production of Product at Hospira’s [***] plant, the parties shall mutually agree on implementation of an agreed-upon action plan to transfer production of Product to another Hospira plant. The parties shall, after the execution of this Agreement and at the request of either party, meet to discuss and define such an action plan.

(c)          Failure of Suppliers. The parties understand and agree that Hologic has chosen the excipient and primary container packaging component suppliers listed in the Product Specifications. Under no circumstances shall Hospira have any liability to Hologic, nor shall Hospira be deemed to be in breach of this Agreement, if Hospira is unable to supply Product to Hologic due to a failure of such suppliers to provide such excipients and/or primary container packaging components to Hospira.

12.2                        Notices. All notices hereunder shall be delivered as follows: (a) personally; (b) by registered or certified mail (postage prepaid); or (c) by overnight courier service, to the following addresses of the respective parties:

If to Hologic:
35 Crosby Drive
Bedford Massachusetts 01730
Attention: General Counsel

If to Hospira:
Hospira, Inc.
275 North Field Drive
Lake Forest, Illinois 60045
Attn: VP & GM Contract Manufacturing Services

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With copy to:
Hospira, Inc.
Attention: General Counsel
Building HI; Department NLEG
275 N. Field Drive
Lake Forest, IL 60045

Notices shall be effective upon receipt if personally delivered, on the third business day following the date of registered or certified mailing or on the first business day following the date of or delivery to the overnight courier. A party may change its address listed above by written notice to the other party.

12.3                        Choice of Law. This Agreement shall be construed, interpreted and governed by the laws of the State of New York, excluding its choice of law provisions. The United Nations Convention on the International Sale of Goods is hereby expressly excluded.

12.4                        Dispute Resolution. The parties recognize that bona fide disputes may arise which relate to the parties’ rights and obligations under this Agreement. In the event of a dispute, the parties mutually agree that except as provided in Section 5.10 and 11.4, any such dispute shall be resolved by alternative dispute resolution in accordance with the procedure set forth in Exhibit 12.4..

12.5                        Assignment. Neither party shall assign this Agreement nor any part thereof without the prior written consent of the other party; provided, however; (a) either party may assign this Agreement to one of its wholly-owned subsidiaries or its parent corporation without such consent; and (b) either party, without such consent, may assign this Agreement in connection with the transfer, sale or divestiture of all or substantially all of its business to which this Agreement pertains or in the event of its merger or consolidation with another company. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve any party of responsibility for the performance of any accrued obligation which such party then has hereunder. Hologic shall ensure that any and all distributors and wholesalers who have the right to distribute and/or sell the Product in the United States shall acquire the Products from Hologic the Products supplied by Hospira under the terms of this Agreement and that in the event that Hologic, sells, assigns, licenses or otherwise conveys, in any manner, any of its rights or interests into Gestiva, Hologic will assign this Agreement as part of such transfer.

12.6                        Entire Agreement. This Agreement, together with the Exhibits referenced and incorporated herein, constitute the entire agreement between the parties concerning the subject matter hereof and supersede all written or oral prior agreements or understandings with respect thereto.

12.7                        Severability. This Agreement is subject to the restrictions, limitations, terms and conditions of all applicable governmental regulations, approvals and clearances. If any term or

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provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision hereof, and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

12.8                        Waiver-Modification of Agreement. No waiver or modification of any of the terms of this Agreement shall be valid unless in writing and signed by authorized representatives of both parties. Failure by either party to enforce any such rights under this Agreement shall not be construed as a waiver of such rights, nor shall a waiver by either party in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

12.9                        Insurance. Each party will procure and maintain, at its own expense, for the duration of the Agreement, and for [***] years thereafter if written on a claims made or occurrence reported form, the types of insurance specified below with carriers rated A- VII or better with A. M. Best or like rating agencies:

a.              Workers’ Compensation accordance with applicable statutory requirements and shall provide a waiver of subrogation in favor of the other party;

b.              Employer’s Liability with a limit of liability in an amount of not less than $[***];

c.               Commercial General Liability including premises operations, products & completed operations, blanket contractual liability, personal injury and advertising injury including fire legal liability for bodily injury and property damage in an amount not less than $[***] per occurrence and $[***] in the aggregate;

d.              Commercial Automobile Liability for owned, hired and non-owned motor vehicles with a combined single limit in an amount not less than $[***] each occurrence;

e.               Excess Liability including products liability with a combined single limit in an amount of not less than $[***] per occurrence and in the aggregate;

Each party shall include the other party and its Affiliates, directors, officers, employees and agents as additional insureds with respect to Commercial General Liability, Commercial Automobile Liability and Excess Liability but only as their interest may appear by written contract. Prior to commencement of services, and annually thereafter, each party shall furnish to the other party certificates of insurance evidencing the insurance coverages stated above and shall require at least [***] days written notice to the other party prior to any cancellation, non-renewal or material change in said coverage. In the case of cancellation, non-renewal or material change in said coverage, each party shall promptly provide to the other party with a new

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certificate of insurance evidencing that the coverage meets the requirements in this Section. Each party agrees that its insurance shall act as primary and noncontributory from any other valid and collectible insurance maintained by the other party. Each party may, at its option, satisfy, in whole or in part, its obligation under this Section through its self- insurance program.

12.10                 Exhibits. All Exhibits referred to herein are hereby incorporated by reference.

12.11                 Debarment Warranty. Hospira and Hologic represent and warrant that neither party uses nor will use in the future use in any capacity the services of any person debarred under Section (a) or (b) of 21 U.S.C. Section 335a.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties intending to be bound by the terms and conditions hereof have caused this Agreement to be signed by their duly authorized representatives as of the date first above written.

HOSPIRA WORLDWIDE, INC.		HOLOGIC, INC

By:	/s/ Tony Cacich	By:	/s/ Robert A. Cascella

Name:	Tony Cacich	Name:	Robert A. Cascella

Title:	VP & GM Contract Manufacturing Services	Title:	President

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 1.2

Active Pharmaceutical Ingredient, Hydroxyprogesterone Caproate [***], Specifications

Test Method	Acceptance Criteria	Method of Acceptance
Appearance (Visual)	[***]	Hospira to Test
Color (Visual)	[***]	Hospira to Test
Visible impurities (Visual)	[***]	Hospira to Test
Identification (USP 31 <197K>; FTIR, BPS SOP 303-08-03-001)	[***]	Hospira to Test
Assay (USP 31 UV Spectroscopy)	[***]	Hospira to Test
Free Caproic Acid (USP 31 Titrimetric Assay)	[***]	Hospira to Test
Melting Point (USP 31 <741> Class Ia)	[***]	Hospira to Test
Related Substances (Ordinary Impurities)- total (USP 31 <466>TLC)	[***]	Hospira to Test
Residual Solvents (Gas Chromatography) Cyclohexane Hexane Methanol Methylene chloride	[***]	Hospira to Test
Specific Rotation (USP 31 <781S>; 25°C/1% in chloroform/anhydrous substance)	[***]	Hospira to Test
Water (USP 31 Method I <921>; KF)	[***]	Hospira to Test
Bioburden [EP 2.6.12; Microbial Examination of Non-Sterile Products (Total Viable Aerobic Count)]	[***]	Vendor CoA
Endotoxin (USP 31 <85>; Gel-Clot Limit Test)	[***]	Vendor CoA

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 1.9

17P Drug Product Specifications

Finished Product Test	Specification
Assay (Hydroxyprogesterone Caproate content)*	[***]
Identification	[***]
Purity* Total 1. 17 alpha-Hydroxyprogesterone (RRT: 0.35) 2. Specified (RRTs: 0.49, 0.76, 0.83 and 1.24) 3. Unspecified	[***]
Benzyl Alcohol*	[***]
Water Content	[***]
Volume Recovery	[***]
Visual Inspection (Appearance)*	[***]
Particulate Matter*	[***]
Bacterial Endotoxin*	[***]
Sterility*	[***]

* [***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 2.1

Project Development Activities

Milestone I		Not		Responsibility
Project Initiation	Req.	Req.	N/A	Hospira	Client	Comment
Product and process evaluation	X			X
Identify filling line requirements	X			X
Initiate technical transfer	X			X	X
Project management	X			X
Price:	$[***]
Payment:	Following kick-off
Timing:	July 2009

		Not		Responsibility
Equipment	Req.	Req.	N/A	Hospira	Client	Comment
Dedicated compounding tank	X			X		[***]
Dedicated solution path parts	X			X
Other dedicated equipment	X			X		Filling needles, cams as determined from feasibility study
Price:	Approximately $[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Milestone II		Not		Responsibility
Project Development	Req.	Req.	N/A	Hospira	Client	Comment
Formulation development		X
Lyophilization cycle development		X
Sterilization cycle development		X
Develop analytical methods (incoming API, excipients, in-process, release)	X				X	[***]
Validate analytical methods	X				X	Hologic to provide [***] validation packages
Transfer analytical methods	X			X	X	$[***]
Develop product cleaning method	X				X	Provide [***] validation package
Validate product cleaning method	X			X		[***]
Material contact study	X			X		Review [***] study to determine if it’s acceptable for substitution $[***]
Incoming API BET method development/validation	X				X	Provided on [***]
Incoming API aerobic microbial count method development/validation	X				X	Provided on [***]
In-process bioburden method development/validation	X				X
Finished product BET method development/validation	X			X		$[***]
Finished product sterility method development/validation	X			X		$[***]
Perform, freeze/thaw study		X
Perform ad-mixture study		X
Perform stopper extractable studies	X			X	X	Hospira to complete study for [***]- $[***]
Perform stopper moisture studies and drying process development	X			X		$[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Milestone II		Not		Responsibility
Project Development	Req.	Req.	N/A	Hospira	Client	Comment
Generate test method and specification documentation	X			X		Hologic to provide [***] TM validation reports - $[***]
Prepare batch records	X			X		Hologic to provide copy of [***] MBR - $[***]
Prepare new commodity specifications (vial, stopper, seal)	X			X		$[***]
Price:	$[***]
Payment:	On approved product monograph for Gestiva. Product monograph consists of the [***].
Timing:	October 2009

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Milestone III Engineering and Registration Batch		Not		Responsibility
Production	Req.	Req.	N/A	Hospira	Client	Price	Comment
R&D pilot plant batch		X
Engineering batch	X			X		[***] L- $[***] [***] L- $[***]	[***] L completed prior to exhibit batches, [***] L completed prior to PV batches
Clinical batch	X			X			Price is batch size dependent
Placebo batch	X			X			Price is batch size dependent
Registration batch	X			X		[***] L Split Fill - $[***] [***] L No split - $[***]	Split fill one registration batch with [***] and [***] stopper. Other two registration batches will be with [***] stopper. Analytical testing to be completed by [***] if tech transfer not completed.
Payment:	Prior to each lot production
Timing:	Engineering [***] L - September 2009 Exhibit Batch [***] L - October 2009 Engineering [***] L - Q2 2010 Process Validation/Commercial - Q2 2010

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Milestone IV Process Validation		Not		Responsibility
and Review	Req.	Req.	N/A	Hospira	Client	Comment
Develop product validation plan	X			X		$[***]
Equipment cleaning validation	X			X		$[***]
Freezer validation		X
Tank validation	X			X		Includes tank, dispenser, and all fill line components - $[***]
Lyophilization validation		X
D/z determination		X
Filter validation	X				X
Shipping validation studies	X				X
Container closure study (3 runs)	X			X		$[***]
Media fill validation (3 runs)		X
Solution hold time validation (3 runs)	X			X		Hologic to provide [***] process validation package - $[***]
Mix time/full uniformity validation (3 runs)	X			X		Hologic to provide [***] process validation package - $[***]
Stopper Drying Validation	X			X		Complete for the [***] and [***] stopper - $[***]
Price:	$[***]
Payment:	½ upon approval of protocols ½ upon approval of validation report
Timing:	Q2 2010

Milestone V Regulatory Filing Preparation and		Not		Responsibility
Submission	Req.	Req.	N/A	Hospira	Client	Comment
Prepare and review regulatory filings (specify # of filings in comments)	X				X	Original NDA CMC sections, amendments, including April, September 2008 and June 2009 IND
Prepare/review deficiency responses	X			X	X	United States Only
Support quality assurance reviews and audits	X			X		United States Only

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Milestone V Regulatory Filing Preparation and		Not		Responsibility
Submission	Req.	Req.	N/A	Hospira	Client	Comment
Perform readiness assessment prior to pre-approval inspection	X			X		United States Only
Support regulatory agency inspection	X			X		United States Only
Post-approval support of filings	X			X		United States Only
Quality agreement development	X			X		United States Only
Price:	$[***]					If additional support required, Hospira will bill at a rate of $[***].
Payment:	Upon submission
Timing:	Q2 2010

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Milestone VI		Not		Responsibility
Commercialization	Req.	Req.	N/A	Hospira	Client	Comment
Final product — primary labeling development	X			X
Final product - product insert development	X			X
Final product — unit carton development	X			X
Revise monographs, specifications, and batch records	X			X
Price:	$[***]
Payment:	Upon shipment of first commercial batch
Timing:	Q4 2010

		Not		Responsibility
Stability	Req.	Req.	N/A	Hospira	Client	Price	Comment
Engineering stability		X
Clinical stabilities	X			X		TBD	To be determined once conditions are known.
Registration batch stability	X			X	X	$[***]/ batch $[***] ([***] batches) $[***] ([***] batches)	If HSP does not complete tech transfer prior to batch manufacture, [***] to complete testing.
Commercial product stability	X			X		$[***]/ batch
Photo stability		X
Price:	$[***]
Payment:	Mutually agreed upon yearly schedule
Timing:	As manufacture of batches require

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Stability Program for Gestiva Registration batches will be performed on 1) product utilizing [***] stopper, 2) product utilizing [***] stopper and 3) [***] filled product. The stability testing program consists of the following (reference Exhibit 1.9 for stability indicating test methods):

[***]

Developmental Stability Program Pricing - Gestiva [***] Vial

Program	Cost
Registration Stability (per batch)	$	[***]
Registration Stability ([***] batches simultaneously)	$	[***]
Registration Stability ([***] batches simultaneously)	$	[***]
Clinical Stability	TBD
Placebo Stability	TBD

Developmental Stability Testing Pricing by Time Point - Gestiva [***] Vial

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 3.1

Payment Schedule

Payment of the Development Fee shall be in accordance with the following schedule:

(a) [***] upon execution of kickoff meeting and receipt of Hospira’s invoice for the amount due (Milestone I);

(b) [***] within [***] days after Hospira has an approved product monograph for Gestiva. The Product monograph consists of the commodities, specifications, and methods used for the manufacture of Gestiva and the invoice for the amount due from Hospira (Milestone II);

(c) [***] within [***] days of approval of validation protocols (Milestone IV);

(d) [***] within [***] days of approval of validation reports (Milestone IV);

(e) [***] within [***] days of submission of regulatory filing (Milestone V); and

(f) [***] within [***] days of shipment of first commercial batch (Milestone VI).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 5.8

Product and Stability Testing Prices

Developmental Product (Milestone III)

[***] Vial

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Commercial Product

[***] Vial

[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
*

* Price is based on Hologic not purchasing [***] of its requirements of the Product from Hospira as may be permitted under Section 5.1 of the Agreement.

[***]

Total Annual Volume	Price per Unit
TBD	TBD

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Commercial Stability Testing

Stability Program for Gestiva Commercial Product consists of the following (reference Exhibit 1.9 for stability indicating test methods):

[***]

Commercial Stability Program Pricing - Gestiva [***] Vial

[***]	[***]
[***]	[***]

Commercial Stability Testing Pricing by Time Point - Gestiva [***] Vial

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 7.1

Product Test Methods

In consultation with Hologic, no later than [***] days after the Effective Date, Hospira will use all reasonable efforts to prepare and complete documentation describing the procedures, methods and protocols by which the Products will be tested and released, as specified in Section 7.1 of the Agreement. Upon completion, such documentation shall be attached to this Exhibit 7.1 and shall be made an integral part of this Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 7.2

Form of Quality Agreement

[Omitted.]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 12.4

Alternative Dispute Resolution

The parties recognize that bona fide disputes as to certain matters may arise from time to time during the term of this Agreement which relate to either party’s rights and/or obligations. To have such a dispute resolved by this Alternative Dispute Resolution (“ADR”) provision, a party first must send written notice of the dispute to the other party for attempted resolution by good faith negotiations between their respective presidents (or their designees) of the affected subsidiaries, divisions, or business units within [***] days after such notice is received (all references to “days” in this ADR provision are to calendar days).

If the matter has not been resolved within [***] days of the notice of dispute, or if the parties fail to meet within such [***] days, either party may initiate an ADR proceeding as provided herein. The parties shall have the right to be represented by counsel in such a proceeding.

1.                                      To begin an ADR proceeding, a party shall provide written notice to the other party of the issues to be resolved by ADR. Within [***] days after its receipt of such notice, the other party may, by written notice to the party initiating the ADR, add additional issues to be resolved within the same ADR.

2.                                      Within [***] days following receipt of the original ADR notice, the parties shall select a mutually acceptable neutral to preside in the resolution of any disputes in this ADR proceeding. If the parties are unable to agree on a mutually acceptable neutral within such period, either party may request the President of the CPR Institute for Dispute Resolution (“CPR”), 366 Madison Avenue, 14th Floor, New York, New York 10017, to select a neutral pursuant to the following procedures:

(a)                                 The CPR shall submit to the parties a list of not less than [***] candidates within [***] days after receipt of the request, along with a Curriculum Vita for each candidate. No candidate shall be an employee, director, or shareholder of either party or any of their subsidiaries or Affiliates.

(b)                                 Such list shall include a statement of disclosure by each candidate of any circumstances likely to affect his or her impartiality.

(c)                                  Each party shall number the candidates in order of preference (with the number one (1) signifying the greatest preference) and shall deliver the list to the CPR within [***] days following receipt of the list of candidates. If a party believes a conflict of interest exists regarding any of the candidates, that party shall provide a written explanation of the conflict to the CPR along with its list showing its order of preference for the candidates. Any party failing to return a list of preferences on time shall be deemed to have no order of preference.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)                                 If the parties collectively have identified fewer than [***] candidates deemed to have conflicts, the CPR immediately shall designate as the neutral the candidate for whom the parties collectively have indicated the greatest preference. If a tie should result between two candidates, the CPR may designate either candidate. If the parties collectively have identified three (3) or more candidates deemed to have conflicts, the CPR shall review the explanations regarding conflicts and, in its sole discretion, may either (i) immediately designate as the neutral the candidate for whom the parties collectively have indicated the greatest preference, or (ii) issue a new list of not less than five (5) candidates, in which case the procedures set forth in subparagraphs 2(a)-2(d) shall be repeated.

3.                                      No earlier than [***] days or later than [***] days after selection, the neutral shall hold a hearing to resolve each of the issues identified by the parties. The ADR proceeding shall take place at a location agreed upon by the parties. If the parties cannot agree, the neutral shall designate a location other than the principal place of business of either party or any of their subsidiaries or Affiliates.

4.                                      At least [***] days prior to the hearing, each party shall submit the following to the other party and the neutral:

(a)                                 a copy of all exhibits on which such party intends to rely in any oral or written presentation to the neutral;

(b)                                 a list of any witnesses such party intends to call at the hearing, and a short summary of the anticipated testimony of each witness;

(c)                                  a proposed ruling on each issue to be resolved, together with a request for a specific damage award or other remedy for each issue. The proposed rulings and remedies shall not contain any recitation of the facts or any legal arguments and shall not exceed one (1) page per issue.

(d)                                 a brief in support of such party’s proposed rulings and remedies, provided that the brief shall not exceed twenty (20) pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

Except as expressly set forth in subparagraphs 4(a)-4(d), no discovery shall be required or permitted by any means, including depositions, interrogatories, requests for admissions, or production of documents.

5.                                      The hearing shall be conducted on [***] consecutive days and shall be governed by the following rules:

(a)                                 Each party shall be entitled to [***] hours of hearing time to present its case. The neutral shall determine whether each party has had the [***] hours to which it is entitled.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)                                 Each party shall be entitled, but not required, to make an opening statement, to present regular and rebuttal testimony, documents or other evidence, to cross-examine witnesses, and to make a closing argument. Cross-examination of witnesses shall occur immediately after their direct testimony, and cross-examination time shall be charged against the party conducting the cross-examination.

(c)                                  The party initiating the ADR shall begin the hearing and, if it chooses to make an opening statement, shall address not only issues it raised but also any issues raised by the responding party. The responding party, if it chooses to make an opening statement, also shall address all issues raised in the ADR. Thereafter, the presentation of regular and rebuttal testimony and documents, other evidence, and closing arguments shall proceed in the same sequence.

(d)                                 Except when testifying, witnesses shall be excluded from the hearing until closing arguments.

(e)                                  Settlement negotiations, including any statements made therein, shall not be admissible under any circumstances. Affidavits prepared for purposes of the ADR hearing also shall not be admissible. As to all other matters, the neutral shall have sole discretion regarding the admissibility of any evidence.

6.                                      Within [***] days following completion of the hearing, each party may submit to the other party and the neutral a post-hearing brief in support of its proposed rulings and remedies, provided that such brief shall not contain or discuss any new evidence and shall not exceed [***] pages. This page limitation shall apply regardless of the number of issues raised in the ADR proceeding.

7.                                      The neutral shall rule on each disputed issue within [***] days following completion of the hearing. Such ruling shall adopt in its entirety the proposed ruling and remedy of one of the parties on each disputed issue but may adopt one party’s proposed rulings and remedies on some issues and the other party’s proposed rulings and remedies on other issues. The neutral shall not issue any written opinion or otherwise explain the basis of the ruling.

8.                                      The neutral shall be paid a reasonable fee plus expenses. These fees and expenses, along with the reasonable legal fees and expenses of the prevailing party (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows:

(a)                                 If the neutral rules in favor of one party on all disputed issues in the ADR, the losing party shall pay [***] of such fees and expenses.

(b)                                 If the neutral rules in favor of one party on some issues and the other party on other issues, the neutral shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the parties. The neutral shall allocate fees and expenses

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

in a way that bears a reasonable relationship to the outcome of the ADR, with the party prevailing on more issues, or on issues of greater value or gravity, recovering a relatively larger share of its legal fees and expenses.

9.                                      The rulings of the neutral and the allocation of fees and expenses shall be binding, non-reviewable, and non-appealable, and may be entered as a final judgment in any court having jurisdiction.

10.                               Except as provided in paragraph 9 or as required by law, the existence of the dispute, any settlement negotiations, the ADR hearing, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall be deemed Confidential Information. The neutral shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.

12.                               The neutral may not award punitive damages. The parties hereby waive the right to punitive damages.

13.                               The hearings shall be conducted in the English language.